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                                                                       VERSION O

                             EXE TECHNOLOGIES, INC.

                            INDEMNIFICATION AGREEMENT


         This Agreement is made as of the 1st day of March 2001, by and between EXE Technologies, Inc., a Delaware corporation (the "Corporation), and _______________ ("Indemnitee"), an officer of the Corporation.

         WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

         WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited, and

         WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law, and

         WHEREAS, Indemnitee does not regard the protection available under the Corporation's Certificate of Incorporation and insurance as adequate in the present circumstances, and may not be willing to serve or continue to serve as an officer without adequate protection, and

         WHEREAS, the Corporation desires Indemnitee to serve, or continue to serve, as an officer of the Corporation.

         NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

         1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as an officer of the Corporation for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders Indemnitee's resignation in writing.

         2.       DEFINITIONS.  As used in this Agreement:

                  (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternative dispute resolution proceeding, administrative hearing or other proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

                  (b) The term "Corporate Status" shall mean the status of a person who is or was an officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, trustee, member, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise.

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                  (c)      The term "Expenses" shall include, without
limitation, attorneys' fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

                  (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         3. INDEMNIFICATION IN THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to of any criminal Proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

         4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Paragraph 4 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery of Delaware or the court in which such

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action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Court of Chancery or such other court shall deem proper.

         5. EXCEPTIONS TO RIGHT OF INDEMNIFICATION. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraph 10, the Corporation shall not indemnify Indemnitee in connection with a Proceeding (or part thereof) initiated by Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify Indemnitee to the extent Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to Indemnitee and Indemnitee is subsequently reimbursed from the proceeds of insurance, Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

         6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee or on Indemnitee's behalf in connection therewith. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or NOLO CONTENDERE by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe Indemnitee's conduct was unlawful, then Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

         7. NOTIFICATION AND DEFENSE OF CLAIM. As a condition precedent to Indemnitee's right to be indemnified, Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by Indemnitee and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which Indemnitee is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such claim, other than as provided below in this Paragraph 7. Indemnitee shall have the right to employ Indemnitee's own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in

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each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

         8. ADVANCEMENT OF EXPENSES. Subject to the provisions of Paragraph 9 below, in the event that the Corporation does not assume the defense pursuant to Paragraph 7 of this Agreement of any Proceeding to which Indemnitee was or is a party or is threatened to be made a party by reason of Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith and of which the Corporation receives notice under this Agreement, any Expenses incurred by Indemnitee or on Indemnitee's behalf in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; PROVIDED, HOWEVER, that the payment of such Expenses incurred by Indemnitee or on Indemnitee's behalf in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make repayment.

         9. PROCEDURE FOR INDEMNIFICATION. In order to obtain indemnification or advancement of Expenses pursuant to Paragraphs 3, 4, 6 or 8 of this Agreement, Indemnitee shall submit to the Corporation a written request. Any such indemnification or advancement of Expenses shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of Indemnitee, unless with respect to requests under Paragraphs 3, 4 or 8 the Corporation determines within such 30-day period that such Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3 or 4, as the case may be. Such determination, and any determination that advanced Expenses must be repaid to the Corporation, shall be made in each instance: (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding ("disinterested directors"), whether or not a quorum; (b) by a committee of disinterested directors designated by a majority vote of disinterested directors, whether or not a quorum; (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by applicable law, be regular legal counsel to the Corporation) in a written opinion to the Board; or (d) by the stockholders of the Corporation.

         10. REMEDIES. The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 30-day period referred to above in Paragraph 9. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. It shall be a defense to any action for which a claim for indemnification is made under this Agreement that

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Indemnitee is not entitled to indemnification because Indemnitee has not met the applicable standard of conduct set forth in this Agreement. However, neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Paragraph 9 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses (of the type described in the definition of "Expenses" in Paragraph 2(c)) reasonably incurred in connection with successfully establishing Indemnitee's right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

         11. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding but not, however, for the total amount thereof, then the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

         12. SUBROGATION. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

         13. TERM OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) six (6) years after the date that Indemnitee shall have ceased to serve as an officer of the Corporation or, at the request of the Corporation, as a director, officer, partner, trustee, member, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise; or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

         14. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certification of Incorporation, the By-Laws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of Delaware, any other law (common or statutory), or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or Indemnitee against any expense, liability or loss incurred by it or Indemnitee in any such capacity, or arising out of Indemnitee's status as such, whether or not Indemnitee would be indemnified against such expense, liability or loss under this Agreement; provided that the Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and

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to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         15. NO SPECIAL RIGHTS. Nothing herein shall confer upon Indemnitee any right to continue to serve as an officer of the Corporation for any period of time or at any particular rate of compensation.

         16. SAVINGS CLAUSE. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

         18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

         19. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         20. MODIFICATION AND WAIVER. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

         21. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

                  (a)  if to Indemnitee, to:
                                                     ---------------------

                                                     ---------------------

                                                     ---------------------

                  (b)  if to the Corporation, to:    EXE Technologies, Inc.
                                                     8787 Stemmons Freeway
                                                     Dallas, TX  75247
                                                     Attn:  President



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                       with a copy to:               EXE Technologies, Inc.
                                                     300 Baldwin Tower Boulevard
                                                     Eddystone, PA  19022
                                                     Attn:  General Counsel

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

         22. APPLICABLE LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. Indemnitee may elect to have the right to indemnification or reimbursement or advancement of Expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of Expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of Expenses is sought; PROVIDED, HOWEVER, that if no such notice is given, and if the General Corporation Law of Delaware is amended, or other Delaware law is enacted, to permit further indemnification of the directors or officers, then the directors and officers of the Corporation shall be indemnified to the fullest extent permitted under the General Corporation Law, as so amended, or by such other Delaware law, as so enacted. Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of an officer of the Corporation existing at the time of such repeal or modification.

         23. ENFORCEMENT. The Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce Indemnitee to continue to serve as an officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

         24. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supercedes all prior agreements, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit Indemnitee's rights under Delaware law or the Corporation's Certificate of Incorporation or By-Laws.

         25. CONSENT TO SUIT. In the case of any dispute under or in connection with this Agreement, Indemnitee may only bring suit against the Corporation in the Court of Chancery of the State of Delaware. Indemnitee hereby consents to the exclusive jurisdiction and venue of the courts of the State of Delaware, and Indemnitee hereby waives any claim Indemnitee may have at any time as to forum non conveniens with respect to such venue. The Corporation shall have the right to institute any legal action arising out of or relating to this Agreement in any court of competent jurisdiction. Any judgment entered against either of the parties in any proceeding hereunder may be entered and enforced by any court of competent jurisdiction. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, then the

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prevailing party shall be entitled to recover, in addition to any other relief, reasonable attorneys' fees, costs and disbursements.

         26. CHANGE IN CONTROL. From and after a Change in Control (as defined below), notwithstanding anything to the contrary in this Agreement, Indemnitee shall be entitled to advancement of expenses under Paragraph 8 regardless whether the Corporation makes a determination under Paragraph 9 that the applicable standard of conduct has not been met, and it shall not be a defense to an action to enforce a claim for advancement of expenses pursuant to Paragraph 8 that Indemnitee is not entitled to indemnification because Indemnitee has not met the applicable standard of conduct set forth in this Agreement. For purposes hereof, "Change in Control" shall mean:

                  (a) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of this Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; PROVIDED, HOWEVER, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                  (b) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding common stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of the then outstanding shares of common stock of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the outstanding common stock of the Company, immediately prior to such Business Combination; and (ii) no individual or entity (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then-outstanding shares of common stock of the Acquiring Corporation (except to the extent that such ownership existed prior to the Business Combination).

                           [Signature Page to Follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    EXE TECHNOLOGIES, INC.


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    INDEMNITEE



                                    --------------------------------------------
                                    Name:
















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